FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

     This First Amendment to Amended and Restated Credit Agreement (the "Amendment") dated as of August 31, 1999, by and among Badger Paper Mills, Inc. ("Badger"), Badger Paper Mills Flexible Packaging Division, Inc. ("Packaging"; Badger and Packaging being referred to herein collectively as the "Borrowers"), the Lenders, and Harris Trust and Savings Bank, as Agent;

                              W I T N E S S E T H:

     WHEREAS, the Borrowers, the Lenders and Harris Trust and Savings Bank, as Agent, have heretofore executed and delivered an Amended and Restated Credit Agreement dated as of January 29, 1999 (the "Credit Agreement"); and

     WHEREAS, the parties hereto desire to amend the Credit Agreement as provided herein;

     NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the Credit Agreement shall be and hereby is amended as follows:


                                    ARTICLE 1
                                   AMENDMENTS

     1.1 Section 1.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

               Section 1.1. Revolving Credit. Subject to all of the terms and conditions hereof, each Lender, by its acceptance hereof, severally agrees to extend a revolving credit (the "Revolving Credit") to the Borrowers in the amount of its commitment to extend the Revolving Credit set forth on the applicable signature page hereof (its "Commitment" and cumulatively for all the Lenders, the "Commitments") (subject to any reductions thereof pursuant to the terms hereof) prior to the Termination Date. Such Revolving Credit may be availed of by the Borrowers in their discretion from time to time, be repaid and used again, during the period from the date hereof to and including the Termination Date. The Revolving Credit, subject to all of the terms and conditions hereof, may be utilized by the Borrowers in the form of Loans and Letters of Credit, all as more fully hereinafter set forth; provided, however, that the aggregate principal amount of Loans and Letters of Credit outstanding to all of the Borrowers at any one time shall not at any time exceed the Commitments. The obligations of the Lenders hereunder are several and not joint and no Lender shall under any circumstances be obligated to extend credit hereunder in excess of its Commitment.

     1.2 Section 1 of the Credit Agreement is hereby amended by adding thereto a new Section 1.4 which reads as follows:

               Section 1.4. Letters of Credit.

                    (a) General Terms. Subject to the terms and conditions hereof, the Revolving Credit may be availed of by the Borrowers in the form of standby letters of credit issued by the Agent for the account of a Borrower (individually a "Letter of Credit" and collectively the "Letters of Credit"), provided that the aggregate amount of Letters of Credit issued and outstanding hereunder shall not at any time exceed $500,000. For purposes of this Agreement, a Letter of Credit shall be deemed outstanding as of any time in an amount equal to the maximum amount which could be drawn thereunder under any circumstances and over any period of time plus any unreimbursed drawings then outstanding with respect thereto. If and to the extent any Letter of Credit expires or otherwise terminates without having been drawn upon, the availability under the Commitments shall to such extent be reinstated. The Letters of Credit shall be issued by the Agent, but each Lender shall be obligated to reimburse the Agent for such Lender's Percentage of the amount of each draft drawn under a Letter of Credit in accordance with this Section 1.4 and, accordingly, each Letter of Credit shall be deemed to utilize the Commitments of all Lenders pro rata in accordance with their Percentages thereof.

                    (b) Term.  Each Letter of Credit issued  hereunder
               shall  expire not later than the  earlier of (i) twelve
               (12) months from the date of issuance (or be cancelable not later than twelve (12) months from the date of issuance and each renewal) or (ii) the Termination Date. In the event the Agent issues any Letter of Credit with an expiration date that is automatically extended unless the Agent gives notice that the expiration date will not so extend beyond its then scheduled expiration date, the Agent will give such notice of non-renewal before the time necessary to prevent such automatic extension if before such required notice date (i) the expiration date of such Letter of Credit if so extended would be after the Termination Date, (ii) the Commitments have terminated or (iii) an Event of Default exists and the Lenders have given the

               Agent instructions not to so permit the extension of the expiration date of such Letter of Credit.

                    (c) General Characteristics. Each Letter of Credit
               issued hereunder shall be payable in U.S. Dollars, conform to the general requirements of the Agent for the issuance of standby letters of credit as to form and substance, and be a letter of credit which the Agent may lawfully issue.

                    (d)   Applications.   At  the  time  the  relevant
               Borrower requests each Letter of Credit to be issued (or prior to the first issuance of a Letter of Credit in the case of a continuing application), such Borrower shall execute and deliver to the Agent an application for such Letter of Credit in the form then customarily prescribed by the Agent (individually an "Application" and collectively the "Applications"). Subject to the other provisions of this subsection, the obligation of the Borrowers to reimburse the Agent for drawings under a Letter of Credit shall be governed by the Application for such Letter of Credit. Anything contained in the Applications to the contrary notwithstanding, (i) in the event the Agent is not reimbursed by the Borrowers for the amount the Agent pays on any draft drawn under a Letter of Credit issued hereunder by 11:00 a.m. (Chicago time) on the date when such drawing is paid, the obligation of the Borrowers to reimburse the Agent for the amount of such draft paid shall bear interest (which each Borrower hereby promises to pay on demand) from and after the date the draft is paid until payment in full thereof at a fluctuating rate per annum determined by adding 4% to the Domestic Rate as from time to time in effect (computed on the basis of a year of 360 days for the actual number of days elapsed),
               (ii) the Borrowers shall pay fees in connection with each Letter of Credit as set forth in Section 3 hereof,
               (iii) except as otherwise provided in Section 3.2(b) hereof, prior to the occurrence of a Default or an Event of Default the Agent will not call for additional collateral security for the obligations of the Borrowers under the Applications other than the collateral security contemplated by this Agreement and the Collateral Documents and collateral security consisting of rights in goods (or documents of title covering the same) financed under such Applications, and (iv) except as otherwise provided in Section 3.2(b) hereof, prior to the occurrence of a Default or an Event of Default the Agent will not call for the funding of a Letter of Credit by the Borrowers prior to being presented with a draft drawn thereunder (or, in the event the draft is a time draft, prior to its due date). Each Borrower
               hereby irrevocably authorizes the Agent to charge any of such Borrower's deposit accounts maintained with the Agent for the amount necessary to reimburse the Agent for any drafts drawn under Letters of Credit issued hereunder.

                    (e) Change in Laws. If the Agent or any Lender shall determine in good faith that any change in any applicable law, regulation or guideline (including, without limitation, Regulation D of the Board of Governors of the Federal Reserve System) or any new law, regulation or guideline, or any interpretation of any of the foregoing by any governmental authority charged with the administration thereof or any central bank or other fiscal, monetary or other authority having jurisdiction over the Agent or such Lender (whether or not having the force of law), shall:

                    (i) impose, modify or deem applicable any reserve,
               special deposit or similar requirement against the Letters of Credit, or the Agent's or such Lender's or the Borrowers' liability with respect thereto; or

                    (ii) impose on the Agent or such Lender any penalty with respect to the foregoing or any other condition regarding this Agreement, the Applications or the Letters of Credit;

               and the Agent or such Lender shall determine in good faith that the result of any of the foregoing is to increase the cost (whether by incurring a cost or adding to a cost) to the Agent or such Lender of issuing, maintaining or participating in the Letters of Credit hereunder (without benefit of, or credit for, any prorations, exemptions, credits or other offsets available under any such laws, regulations, guidelines or interpretations thereof), then the Borrowers shall pay on demand to the Agent or such Lender from time to time as specified by the Agent or such Lender such additional amounts as the Agent or such Lender shall determine are sufficient to compensate and indemnify it for such increased cost. If the Agent or any Lender makes such a claim for compensation, it shall provide the Borrowers (with a copy to the Agent in the case of any Lender) a certificate setting forth the computation of the increased cost as a result of any event mentioned herein in reasonable detail and such certificate shall be conclusive if reasonably determined.

                    (f) Participations in Letters of Credit. Each Lender shall participate on a pro rata basis in accordance with its

               Percentage of the Commitments in the Letters of Credit issued by the Agent, which participation shall automatically arise upon the issuance of each Letter of Credit. Each Lender unconditionally agrees that in the event the Agent is not immediately reimbursed by the Borrowers for the amount paid by the Agent on any draft presented under a Letter of Credit, then in that event such Lender shall pay to the Agent such Lender's Percentage of the amount of each draft so paid and in return such Lender shall automatically receive an equivalent percentage participation in the rights of the Agent to obtain reimbursement from the Borrowers for the amount of such draft, together with interest thereon as provided for herein. The obligations of the Lenders to the Agent under this subsection shall be absolute, irrevocable and unconditional under any and all circumstances whatsoever and shall not be subject to any set-off, counterclaim or defense to payment which any Lender may have or have had against the Borrowers, the Agent, any other Lender or any other party whatsoever. In the event that any Lender fails to honor its obligation to reimburse the Agent for its Percentage of the amount of any such draft, then in that event (i) each other Lender shall pay to the Agent its pro rata share of the payment due the Agent from the defaulting Lender, (ii) the defaulting Lender shall have no right to participate in any recoveries from the Borrowers in respect of such draft and (iii) all amounts to which the defaulting Lender would otherwise be entitled under the terms of this Agreement or any of the other Loan Documents shall first be applied to reimbursing the Lenders for their respective pro rata shares of the defaulting Lender's portion of the draft, together with interest thereon as provided for herein. Upon reimbursement to the other Lenders (pursuant to clause (iii) above or otherwise) of the amount advanced by them to the Agent in respect of the defaulting Lender's share of the draft together with interest thereon, the defaulting Lender shall thereupon be entitled to its participation in the Agent's right of recovery against the Borrowers in respect of the draft paid by the Agent.

     1.3 Section 3.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

                    Section  3.1. (a)  Commitment  Fee. For the period
               from the date hereof to and including the Termination Date, the Borrowers shall pay to the Agent for the account of the Lenders a commitment fee at the rate of 1/2 of 1% per annum (computed on the basis of a year of 360 days for the actual number of days elapsed) on the
               average   daily  unused   amount  of
               the Commitments hereunder. Such fee shall be payable quarterly in arrears on the last day of each March, June, September and December in each year (commencing March 31, 1999) and on the Termination Date, unless the Commitments are terminated in whole on an earlier date, in which event the commitment fee for the period to but not including the date of such termination in whole shall be paid on the date of such termination.

                    (b) Letter of Credit Fees. On the date of issuance
               of each Letter of Credit, and as condition thereto, and annually thereafter, the Borrowers shall pay to the Agent for the account of the Lenders a letter of credit fee computed at the rate of 1.50% on the maximum amount of the related Letter of Credit which is scheduled to be outstanding during the immediately succeeding twelve
               (12) months. In addition to the letter of credit fee called for above, the Borrowers further agree to pay to the Agent for its own account such processing and transaction fees and charges as the Agent from time to time customarily imposes in connection with any amendment, cancellation, negotiation and/or payment of letters of credit and drafts drawn thereunder.

     1.4 Section 3.2 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

                    Section 3.2. Prepayments. (a) Voluntary. The Borrowers shall have the privilege of prepaying the Notes in whole or in part (but if in part then in a minimum amount of $100,000 and in an amount such that the minimum amount required pursuant to Section 1.2 hereof remains outstanding) at any time upon one Business Day's prior notice to the Agent (such notices, if received subsequent to 12:00 Noon Chicago time on a given day, to be treated as though received at the opening of business on the next Business Day), which shall promptly so notify the Lenders, by paying to the Agent for the account of the Lenders the principal amount to be prepaid and (i) if such prepayment prepays a Note in full, accrued interest thereon to the date fixed for prepayment and (ii) any amount due the Lenders under Section 2.8 hereof.

                    (b) Mandatory.  The Borrowers  shall, on each date
               the Commitments are reduced pursuant to Section 3.3 hereof, prepay the Loans and, if necessary, prefund the Letters of Credit by the amount, if any, necessary to reduce the sum of the aggregate principal amount of Loans and Letters of Credit then outstanding to the amount to which the Commitments have been so reduced.

     1.5 Section 3.4 of the Credit Agreement shall be amended by amending each of Subsections (c), (d) and (e) thereof its entirety and restating each such Subsection to read as follows, and by adding thereto a new Subsection (f) which reads as follows:

                    (c) third,  to the payment of the principal of the
               Notes and any liabilities in respect of unpaid drawings under the Letters of Credit, the aggregate amount paid to the Lenders to be allocated pro rata as among the Lenders in accord with the then respective aggregate unpaid principal balances of the Notes and the then unpaid drawings under the Letters of Credit;

                    (d) fourth,  to the Agent to be held as collateral
               security for any undrawn Letters of Credit, until the Agent is holding an amount of cash equal to the then outstanding amount of all Letters of Credit;

                    (e) fifth, to the Agent and the Lenders ratably in
               accord with the amounts of any other indebtedness, obligations or liabilities of the Borrowers owing to each of them and secured by the Collateral Documents (other than those described in clause (e) below) unless and until all such indebtedness, obligations and liabilities have been fully paid and satisfied; and

                    (f) sixth,  to the  Borrowers  or  whoever  may be
               lawfully entitled thereto.

     1.6 Section 5.1 of the Credit Agreement is hereby amended by adding thereto the following new definitions:

               "Application" is defined in Section 1.6 hereof.

               "Letter of Credit" is defined in Section 1.6 hereof.

               "Percentage" means, for each Lender, the percentage of the relevant Commitments represented by such Lender's Commitment or, if the Commitments have been terminated, the percentage held by such Lender (including through participation interest in Letters of Credit pursuant to
               Section 1.3 hereof) of the aggregate principal amount of all outstanding Obligations.

     1.7 Each of the following definitions appearing in Section 5.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated as follows:

               "Loan Documents" means this Agreement, the Notes, the Applications, the Guaranties, the Collateral Documents and each other instrument or document to be delivered hereunder or thereunder or otherwise in connection therewith.

               "Obligations" means all obligations of the Borrowers and the Subsidiaries to pay principal and interest on the Loans, all reimbursement obligations owing under the Applications, all fees and charges payable hereunder, and all other payment obligations of any Borrower or any Subsidiary arising hereunder or under the Notes or the Collateral Documents or any other Loan Documents or in relation to any Loan Document, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired.

     1.8 Section 6.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall be restated to read as follows:

                    Section 6.1. All Advances.  The  obligation of the
               Lenders to make any Loan or issue any Letter of Credit under the Revolving Credit (including the first such accommodation) shall also be subject to the conditions precedent that as of the time of the making of each Loan under the Revolving Credit:

                    (a) each of the representations and warranties set
               forth herein or in the Collateral Documents shall be and remain true and correct as of said time in all material respects, except that the representations and warranties made in Section 5.5 hereof shall be deemed to refer to the most recent audited and unaudited financial statements delivered to the Lenders pursuant to Section 7.5 hereof;

                    (b) the Borrowers and the Subsidiaries shall be in
               compliance with all of the terms and conditions hereof and of the Collateral Documents, and no Default or Event of Default shall have occurred and be continuing;

                    (c) after giving effect to such extension of credit the aggregate principal amount of all Loans and Letters of Credit outstanding under this Agreement shall not exceed the Commitment;

                    (d) in the case of the  issuance  of any Letter of
               Credit, the Agent shall have received a properly completed Application therefor together with the fees called for hereby; and

                    (e) such extension of credit shall not violate any
               order, judgment or decree of any court or other authority or any provision of law or regulation applicable to any Lender (including, without limitation, Regulation U of the Board of Governors of the Federal Reserve System) as then in effect.

               Any Borrower's request for any Loan or Letter of Credit shall constitute its warranty as to the facts specified in subsections (a) through (e), both inclusive, above.

     1.9 Section 8 of the Credit Agreement is hereby amended by adding thereto a new Section 8.4 which reads as follows:

               Section 8.4. Collateral for Undrawn Letters of Credit. When any Event of Default, other than an Event of Default described in subsection (k) or (l) of Section 8.1, has occurred and is continuing, the Borrowers shall, upon demand of the Agent, and when any Event of Default described in subsection (k) or (l) of Section
               8.1 has occurred the Borrowers shall, without notice or demand from the Agent, immediately pay to the Agent the full amount of each Letter of Credit then outstanding, the Borrowers agreeing to immediately make such payment and acknowledging and agreeing that the Lender would not have an adequate remedy at law for failure of the Borrowers to honor any such demand and that the Agent shall have the right to require the Borrowers to specifically perform such undertaking whether or not any draws have been made under any such Letters of Credit.


                                   ARTICLE II
                              CONDITIONS PRECEDENT

     2.1 This Amendment shall become effective as of the date hereof on the date that each of the following conditions precedent have been met:

                    (a) the Agent  shall  have  received  counterparts
               hereof executed by the Borrowers and the Lenders; and

                    (b)  the  Agent   shall   have   received   (i)  a
               certificate of the Secretary of each Borrower dated the date of this Amendment certifying that attached thereto is a true and complete copy of resolutions adopted by the Board of Directors of such Borrower, authorizing the execution, delivery and performance of this Amendment and certifying the names and true signatures of the officers of such Borrower authorized to sign this Amendment and (ii) such supporting documents as the Agent may reasonably request.


                                   ARTICLE III
                                  MISCELLANEOUS

     3.1. To induce the Agent and the Banks to enter into this Amendment, each Borrower represents and warrants to the Agent and the Banks that: (a) the representations and warranties contained in the Loan Documents, as amended by the Amendment, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof; (b) after giving effect to this Amendment, no Event of Default or Default exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each Borrower and each Guarantor, and the Credit Agreement, as amended by the Amendment, and each of the other Credit Documents are the legal, valid and binding obligations of each Borrower or Guarantor, enforceable against such Borrower or Guarantor in accordance with their respective  terms,  except  as  enforceability  may be  limited  by  bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by any Borrower or any Guarantor of this Amendment or the performance by any Borrower or any Guarantor of the Credit Agreement, as amended by the Amendment, or any other Credit Document to which they are a party.

     3.2. Each Borrower acknowledges and agrees that all of the Collateral Documents to which it is a party remain in full force and effect for the benefit and security of, among other things, the Obligations as modified hereby. Each Borrower further acknowledges and agrees that the Borrowers' obligations owing under the Applications and the Letters of Credit shall constitute Secured Obligations as defined under the Collateral Documents. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment. Each Borrower further agrees to execute and deliver any and all instruments or documents as may be required by the Lenders to confirm any of the foregoing.

     3.3. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     3.4. Except as specifically provided above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent or any Bank under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver or modification of any provision of any of the other Loan Documents.

     3.5. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of Illinois.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


     Dated as of the date first above written.

                                     BADGER PAPER MILLS, INC., as a Borrower and
                                       Guarantor


                                     By:________________________________________
                                     Title:_____________________________________



                                     BADGER PAPER MILLS FLEXIBLE PACKAGING
                                       DIVISIONS, INC., as a Borrower and
                                       Guarantor


                                     By:________________________________________
                                     Title:_____________________________________

Accepted and agreed to as of the date and year first above written.


                                     HARRIS TRUST AND SAVINGS BANK,
                                       individually and as Agent



                                     By:________________________________________
                                     Title:_____________________________________



                                       12